Exhibit 10.2.10

CAPITAL ONE FINANCIAL CORPORATION

2004 Stock Incentive Plan

Nonstatutory Stock Option Award Agreement

No. of Shares Subject to Option: 360,009

THIS NONSTATUTORY STOCK OPTION AWARD AGREEMENT (this “Agreement”), dated January 31, 2012 (the “Date of Grant”), between CAPITAL ONE FINANCIAL CORPORATION, a Delaware corporation (“Capital One” or the “Company”), and Richard D. Fairbank (“Optionee” or “you”), is made pursuant and subject to the provisions of the Company’s 2004 Stock Incentive Plan, as amended and restated (the “Plan”), and all capitalized terms used herein that are defined in the Plan shall have the same meaning given them in the Plan unless otherwise defined herein.

W I T N E S S E T H:

1. Grant of Options. Capital One hereby grants to Optionee options to purchase from the Company (each an “Option,” collectively, the “Options”) all or any part of an aggregate of XXX,XXX shares (the “Option Shares”) of common stock of the Company, $.01 par value per share, at the purchase price per share of $XX.XX (the “Option Price”), being not less than 100% of the Fair Market Value per share on the Date of Grant, such Options to be exercisable as hereinafter provided. The Options shall be nonstatutory options that do not receive favorable tax treatment under Section 422 of the Internal Revenue Code.

2. Terms and Conditions. The Options evidenced by this Agreement are subject to the following terms and conditions:

(a) Expiration Date. The Options shall expire on January 30, 2022 (the “Expiration Date”) unless earlier terminated as provided for herein.

(b) Transferability. The Options are transferable under the following conditions:

(i) Except as provided in the following paragraph and in Section 2(d) below, the Options shall be nontransferable except by will or by the laws of descent and distribution and, during the lifetime of Optionee, may be exercised only by Optionee, except as provided in Section 3 below.

The Options (or any portion thereof) may be transferred by the Optionee to (1) the spouse, children, or grandchildren of Optionee (each, an “Immediate Family Member”); (2) a trust or trusts for the exclusive benefit of Optionee and/or Immediate Family Members; or (3) a partnership in which Optionee and/or Immediate Family Members are the only partners, provided that (a) no consideration is paid to the Optionee in connection with the transfer; (b) in the event of a transfer to an individual, the Options are exercisable, during the original transferee’s lifetime, only by the transferee or by his or her guardian or legal representative; (c) following such transfer, Optionee retains no interest or reversion in the Options (or the underlying Shares upon exercise) and has no right to alter or amend the Options or revoke the transfer; and (d) subsequent transfer of the Options by the transferee (excluding transfers by will or by the laws of descent and distribution) is prohibited.

Following transfer, the Options shall continue to be subject to the same terms and conditions as were applicable to the Options immediately before transfer (including terms and conditions based on the employment status of the Optionee); provided that where appropriate, all references in this Agreement to “Optionee” shall be deemed to refer to the transferee.

(ii) Promptly upon transfer of any Options, the Optionee shall deliver written notice of the transfer to the Company’s Human Resources Department at the Company’s West Creek office in Richmond, Virginia. That written notice shall identify the transferee and the effective date of the transfer.

(iii) If sale to the transferee of the Option Shares issuable upon exercise of the Options is not registered under the Securities Act of 1933, as amended, the Company, in its sole discretion, may condition such sale upon such terms and requirements as it deems appropriate to comply with applicable law.

(c) Vesting of Options. Subject to the provisions of Sections 3 and 14 below, the Options shall vest and become exercisable in full on February 10, 2015 (the “Vesting Date”) or, if earlier, upon the death or Disability of Optionee or upon a Change of Control, and in that event the date upon which the Options vest and become exercisable due to death, Disability or a Change of Control shall be the “Vesting Date” for all purposes hereunder. Upon the Optionee’s Retirement before the Vesting Date, the Options shall continue to vest and shall become exercisable in full on the Vesting Date, subject to reduction pursuant to Section 14. The period between January 1, 2012, and the Vesting Date shall be the “Performance Period.” Except as otherwise provided in subsections 3(a), 3(b), 3(c), and 3(d) below, the right of Optionee and Optionee’s successors in interest to exercise the Options shall terminate three months after the date Optionee’s employment terminates (but no later than the Expiration Date).

(d) Method of Exercising and Payment for Shares. The Options may be exercised by:

(i) Following the procedures for the exercise of Options as may be established from time to time by the Company or its designated agent (the “Procedures”). The Company will notify Optionee of the Procedures which will specify (1) any required notification, whether oral or written, to the Company or its designated agent; (2) the method for cash payment of the Option Price and any additional amounts to the Company or its designated agent; (3) if an Optionee elects to substitute Shares that an Optionee owns (valued at the Fair Market Value on the exercise date) for all or any portion of the cash payment, the method for delivery of such Shares to the Company or its designated agent; (4) if the Optionee exercises by means of a “cashless exercise,” any requirements related to such cashless exercise; and (5) any other requirements, including completion of any required tax or other forms, which must be completed prior to the exercise of the Options. The Optionee may contact (a) the Human Resources Department at the Company’s West Creek office in Richmond, Virginia or (b) the Company’s designated agent to obtain a copy of the Procedures; or

(ii) Delivering written notice of exercise to the Human Resources Department at the Company’s West Creek office in Richmond, Virginia or to the Company’s designated agent. Such notice shall be accompanied by payment of the

Option Price in full by cash (which shall include payment by check, bank draft or money order payable to the order of the Company). Optionee may by election substitute the delivery of Shares that Optionee owns (valued at their Fair Market Value on the date of exercise) that are duly endorsed for transfer for all or any portion of the cash payment, or Optionee may exercise the Options by means of a “cashless exercise” pursuant to which Option Shares may be issued directly to Optionee’s designated broker/dealer upon receipt by the Company of the Option Price in cash from such broker/dealer.

The exercise date will be, in the case of (i) above, the date upon which all of the Procedures have been completed by the Optionee, or such later date as agreed to by the Optionee and the Company or its designated agent, and in the case of (ii) above, the date that the written notice, together with any accompanying payment, is received by the Company.

3. Termination of Employment. If Optionee’s employment with the Company or any Subsidiary terminates for any reason, including for Cause, as defined herein, other than death, Disability, Retirement or a Change of Control, Optionee shall forfeit all rights under the Options except to the extent that the Options are already vested.

For the purposes of this Agreement, “Cause” shall be defined as the willful and continued failure by you to perform substantially your duties with the Company or any affiliated company (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to you by the Capital One Board of Directors (the “Board”) or the Committee that specifically identifies the manner in which the Board or the Committee believes that you have not substantially performed your duties, or the willful engaging by you in illegal conduct or gross misconduct that in either case is materially and demonstrably injurious to the Company.

For purposes of this Section 3, no act, or failure to act, on your part shall be considered “willful” unless it is done, or omitted to be done, by you in bad faith or without reasonable belief that your action or omission was in the best interests of the Company. Any act, or failure to act, based upon (A) authority given pursuant to a resolution duly adopted by the Board, or if the Company is not the ultimate parent corporation of the affiliated companies and is not publicly-traded, the board of directors of the ultimate parent of the Company (the “Applicable Board”), or (B) the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interests of the Company. The cessation of your employment shall not be deemed to be for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Applicable Board (excluding you, if you are a member of the Applicable Board) at a meeting of the Applicable Board called and held for such purpose (after reasonable notice is provided to you and you are given an opportunity, together with your counsel, to be heard before the Applicable Board), finding that, in the good faith opinion of the Applicable Board, you are guilty of the conduct described in this Section 3, and specifying the particulars thereof in detail.

(a) Exercise following Death. Except as provided in subsection 3(c), if Optionee dies while employed by the Company or any Subsidiary or within three months following termination of employment, and before the exercise in full or expiration of the Options, Optionee’s estate, or the person or persons to whom the rights under the Options shall have passed by will or the laws of descent and distribution, may exercise the Options at any time within three years following Optionee’s death (but in any event prior to the Expiration Date).

(b) Exercise following Disability. In the event of termination of Optionee’s employment by the Company or any Subsidiary by reason of Disability approved by the Company before exercise in full or expiration of the Options, Optionee may exercise the Options at any time within three years following such termination of employment (but in any event prior to the Expiration Date).

(c) Exercise following Retirement. In the event of termination of Optionee’s employment by reason of Retirement before exercise in full or expiration of the Options, Optionee may exercise the Options at any time subsequent to vesting and before the Expiration Date. Notwithstanding the foregoing, in the event that the Optionee dies following Optionee’s termination of employment by reason of Retirement but prior to the Expiration Date, the Options shall immediately become fully exercisable (if not exercisable already), and Optionee’s estate or the person or persons to whom the rights under the Options shall have passed by will or the laws of descent and distribution, may exercise the Options at any time within three years following Optionee’s death (but in any event prior to the Expiration Date).

(d) Exercise following Change of Control. In the event of termination of Optionee’s employment upon, after or in anticipation of a Change of Control, provided that (i) the Optionee is a party to a change of control agreement, (ii) Optionee’s employment is terminated under the terms of such agreement and (iii) Optionee is entitled to benefits under such agreement, then any such fully vested Options outstanding as of the date of such termination shall remain outstanding and exercisable through the Expiration Date.

For purposes of this Section 3, it shall not be considered a termination of employment if Optionee is placed by the Company or any Subsidiary on military or sick leave or such other type of leave of absence that the Committee in its sole discretion considers as continuing the employment relationship intact. At the time of any exercise of any Options exercised pursuant to this Section 3, the Option Price shall be paid in full as provided in Section 2.

4. Modification and Waiver. Except as provided in the Plan with respect to determinations of the Board or the Committee and subject to the Board’s right to amend the Plan, neither this Agreement nor any provision hereof can be changed, modified, amended, discharged, terminated or waived orally or by any course of dealing or purported course of dealing, but only by an agreement in writing signed by you and Capital One; provided, that changes, modifications and amendments not detrimental to you may be made in writing signed only by Capital One. No such agreement shall extend to or affect any provision of this Agreement not expressly changed, modified, amended, discharged, terminated or waived or impair any right consequent on such a provision. The waiver of or failure to enforce any breach of this Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof.

5. Tax Obligations Upon Exercise of Options. The difference, on the date of exercise, between the Fair Market Value of the Option Shares purchased and the Option Price is compensation taxable to Optionee as ordinary income on the date of exercise and is subject to applicable federal, state and local taxes that the Company is obligated to withhold. The Company’s designated agent will automatically withhold upon exercise the number of Option Shares having a Fair Market Value equal to the minimum applicable withholding taxes, unless the Optionee makes other arrangements suitable to the Company for the payment of all applicable withholding taxes.

6. Governing Law. This Agreement shall be governed by federal law and, to the extent not preempted thereby, by the laws of the State of Delaware.

7. Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and the provisions of this Agreement, except terms otherwise defined herein, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof.

8. Bound by Plan. In consideration of the grant of the Options, Optionee agrees that he will comply with such conditions as the Committee may impose on the exercise of the Options and be bound by the terms of the Plan.

9. Employment Status. This Agreement does not constitute a contract of employment nor does it alter Optionee’s terminable at will status or otherwise guarantee future employment.

10. Binding Effect. This Agreement shall be binding upon, enforceable against, and inure to the benefit of Optionee, his legatees, distributees and personal representatives, and the Company and its successors and assigns.

11. Forfeiture Event. Optionee agrees to reimburse the Company with respect to the Options to the extent required by Section 304 of the Sarbanes-Oxley Act of 2002 or as otherwise required by law.

12. Clawback.

(a) If prior to the first anniversary of the Vesting Date the Committee determines that you have willfully engaged in illegal conduct or gross misconduct that in either case is materially and demonstrably injurious to the Company, (1) all Options hereunder that you have not yet exercised shall immediately be forfeited and cancelled and (2) you shall deliver to the Company on the Forfeiture Delivery Date the Forfeiture Shares (each as defined below), if any.

For purposes of this Section 12(a):

(i) No act or failure to act on your part shall be considered “willful” unless it is done, or omitted to be done, by you in bad faith or without reasonable belief that your action or omission was in the best interests of the Company. Any act, or failure to act, based upon (A) authority given pursuant to a resolution duly adopted by the Applicable Board or (B) the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interests of the Company.

(ii) “Forfeiture Shares” means (i) the number of Option Shares held by you as of the Forfeiture Delivery Date reduced by a number of shares of the common stock of the Company equal to (A) the aggregate Option Price for such Option Shares divided by (B) the Fair Market Value of such Option Shares on the date such Option Shares were acquired plus (ii) the pre-tax proceeds from sales or other transfers (including in connection with any “cashless exercise”), if any, of Option Shares that you have sold or otherwise transferred prior to the Forfeiture Delivery Date reduced by the aggregate Option Price for such Option Shares. The “pre-tax proceeds” for any Option Shares that were transferred by you in a transaction other than a sale on the New York Stock Exchange shall be the Fair Market Value of such Option Shares as of the date of such transaction. The “pre-tax proceeds” for any Option Shares that were withheld pursuant to Section 5 shall be the Fair Market Value of such Option Shares as of the date they were withheld.

(iii) “Forfeiture Delivery Date” means the date that is 30 days after the Committee makes the determination referenced in the first sentence of this Section 12(a), or such earlier date upon which you deliver the Forfeiture Shares to the Company.

(b) It is your responsibility to ensure that the shares of common stock of the Company you deliver on a Forfeiture Delivery Date are Option Shares. In the absence of Company records or written documentation from your broker demonstrating this fact, you must deliver to the Company the Fair Market Value of any Forfeiture Shares as of the date that such Option Shares are transferred from your stock plan account or otherwise become indistinguishable from other shares of common stock of the Company that you may hold on the Forfeiture Delivery Date.

13. Mandatory Holding Requirement.

(a) You agree that with respect to the Applicable Holding Shares you may not transfer, sell, pledge, hypothecate or otherwise dispose of such Applicable Holding Shares until the Holding Date; provided that the requirements set forth in this Section 13 shall immediately lapse and be of no further force and effect upon your death, Disability or a Change of Control.

(b) For purposes of this Section 13:

(i) “Applicable Holding Shares” means 50% of the Option Shares acquired hereunder (not including any shares of common stock of the Company sold or retained by the Company to fund the payment of (i) the Option Price or (ii) any tax withholding obligation payable in connection with the acquisition of such Option Shares) during your term of employment with the Company and during the one-year period after termination of your employment for any reason; and

(ii) “Holding Date” means the first anniversary of the date of acquisition of any Applicable Holding Shares.

14. Performance-Based Adjustment.

(a) The number of Options vesting on the Vesting Date shall be subject to reduction as follows:

(i) For each fiscal year of the Company ending during the Performance Period, if any, that (A) Core Earnings for the Company for such fiscal year, as certified by the Committee, are not positive (i.e., Core Earnings are not greater than zero) and (B) Base ROA for the Company for such fiscal year, as certified by the Committee, is better than or equal to negative two percent (-2%), the number of Options scheduled to vest on the Vesting Date shall be reduced by 60,001; and

(ii) For each fiscal year of the Company ending during the Performance Period, if any, that Base ROA for the Company for such fiscal year, as certified by the Committee, is not better than or equal to negative two percent (-2%), the number of Options scheduled to vest on the Vesting Date shall be reduced by 120,003 regardless the Core Earnings of the Company for such fiscal year, and there shall be no additional reduction for such fiscal year pursuant to subsection 14(a)(i) above.

(b) For purposes of this Section 14:

(i) “Core Earnings” means the Company’s net income available to common stockholders, excluding, on a tax-adjusted basis, the impact of (A) impairment or amortization of intangible assets, (B) the credit portion of other than temporary impairment of the securities portfolio, (C) the build or release of the allowance for loan and lease losses, calculated as the difference between the provision for loan and lease losses and charge-offs, net of recoveries, and (D) the change in the combined uncollectible finance charge and fee reserve;

(ii) “Base ROA” means the ratio, expressed as a percentage, of (A) the Company’s net income available to common stockholders, excluding, on a tax-adjusted basis, the impact of any impairment of intangible assets, to (B) the Company’s average total assets for the period; and

(iii) In the event of any change to U.S. generally accepted accounting principles affecting the treatment or classification of any component of Core Earnings or Base ROA, such metric shall be calculated in a manner consistent with the definitions herein to the extent practicable.

15. Miscellaneous.

(a) Your obligations under this Agreement shall survive any termination of your employment with the Company for any reason.

(b) You acknowledge that any of the Company’s rights or remedies under this Agreement shall be cumulative and in addition to whatever other remedies the Company may have under law or equity.

(c) You agree that any recovery by the Company under this Agreement will be a recovery of Options or Option Shares to which you were not entitled under this Agreement and is not to be construed in any manner as a penalty.

(d) The Company may, to the maximum extent permitted by applicable law, retain for itself funds or securities otherwise payable to you pursuant to this Agreement to satisfy any obligation or debt that you owe the Company, including any obligations hereunder. The Company may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with this Agreement.

The Company from time to time distributes and makes available to associates a disclosure document relating to the Plan. You may also contact the HR Help Center to obtain a copy of the Plan disclosure document and the Plan. You should carefully read the Plan disclosure document and the Plan. By accepting the benefits of these Options you acknowledge receipt of the Plan and the Plan disclosure document and agree to be bound by the terms of these Options and the Plan.

IN WITNESS WHEREOF, CAPITAL ONE FINANCIAL CORPORATION has caused this Agreement to be signed on its behalf.

CAPITAL ONE FINANCIAL CORPORATION

By:
Mayo A. Shattuck III
Chairman, Compensation Committee

Richard D. Fairbank
Chairman of the Board, Chief Executive Officer and President

CAPITAL ONE FINANCIAL CORPORATION

2004 Stock Incentive Plan

Nonstatutory Stock Option Award Agreement

No. of Shares Subject to Option: %%TOTAL_SHARES_GRANTED%-%

THIS NONSTATUTORY STOCK OPTION AWARD AGREEMENT (this “Agreement”), dated January 31, 2012 (the “Date of Grant”) between CAPITAL ONE FINANCIAL CORPORATION, a Delaware corporation (“Capital One” or the “Company”), and %%FIRST_NAME%-% %%LAST_NAME%-% (“Optionee” or “you”), is made pursuant and subject to the provisions of the Company’s 2004 Stock Incentive Plan, as amended and restated (the “Plan”), and all capitalized terms used herein that are defined in the Plan shall have the same meaning given them in the Plan unless they are otherwise defined herein.

W I T N E S S E T H:

1. Grant of Options. Capital One hereby grants to Optionee options to purchase from the Company (each an “Option,” collectively, the “Options”) all or any part of an aggregate of %%TOTAL_SHARES_GRANTED%-% shares (the “Option Shares”) of common stock of the Company, $.01 par value per share, at the purchase price per share of $XX.XX (the “Option Price”), being not less than 100% of the Fair Market Value per share on the Date of Grant, such Options to be exercisable as hereinafter provided. The Options shall be nonstatutory options that do not receive favorable tax treatment under Section 422 of the Internal Revenue Code.

2. Terms and Conditions. The Options evidenced by this Agreement are subject to the following terms and conditions:

(a) Expiration Date. The Options shall expire on January 30, 2022 (the “Expiration Date”), unless earlier terminated as provided for herein.

(b) Transferability. The Options are transferable under the following conditions:

(i) Except as provided in the following paragraph and in Section 2(d) below, the Options shall be nontransferable except by will or by the laws of descent and distribution and, during the lifetime of Optionee, may be exercised only by Optionee, except as provided in Section 3 below.

The Options (or any portion thereof) may be transferred by the Optionee to (1) the spouse, children, or grandchildren of Optionee (each, an “Immediate Family Member”); (2) a trust or trusts for the exclusive benefit of Optionee and/or Immediate Family Members; or (3) a partnership in which Optionee and/or Immediate Family Members are the only partners, provided that (a) no consideration is paid to the Optionee in connection with the transfer; (b) in the event of a transfer to an individual, the Options are exercisable, during the original transferee’s lifetime, only by the transferee or by his or her guardian or legal representative; (c) following such transfer, Optionee retains no interest or reversion in the Options (or the underlying Shares upon exercise) and has no right to alter or amend the Options or revoke the transfer; and (d) subsequent transfer of the Options by the transferee (excluding transfers by will or by the laws of descent and distribution) is prohibited.

Following transfer, the Options shall continue to be subject to the same terms and conditions as were applicable to the Options immediately before transfer (including terms and conditions based on the employment status of the Optionee); provided that where appropriate, all references in this Agreement to “Optionee” shall be deemed to refer to the transferee.

(ii) Promptly upon transfer of any Options, the Optionee shall deliver written notice of the transfer to the Company’s Human Resources Department at the Company’s West Creek office in Richmond, Virginia. That written notice shall identify the transferee and the effective date of the transfer.

(iii) If sale to the transferee of the Option Shares issuable upon exercise of the Options is not registered under the Securities Act of 1933, as amended, the Company, in its sole discretion, may condition such sale upon such terms and requirements as it deems appropriate to comply with applicable law.

(c) Vesting of Options. Subject to the provisions of Sections 3 and 14 below, the Options shall vest and become exercisable as follows:

One-third of the Options on February 10, 2013

One-third of the Options on February 10, 2014

One-third of the Options on February 10, 2015

Each of the dates immediately above shall be a “Scheduled Vesting Date.” Notwithstanding the foregoing, any unvested and not previously forfeited Options shall immediately vest and become fully exercisable upon the death or Disability of Optionee or upon a Change of Control. Upon the Optionee’s Retirement before vesting of the Options, the Options shall continue to vest on the Scheduled Vesting Dates and remain subject to reduction pursuant to Section 14 and shall become exercisable on the applicable Scheduled Vesting Dates. Except as otherwise provided in subsections 3(a), 3(b), 3(c), 3(d) and 3(e) below, the right of Optionee and Optionee’s successors in interest to exercise the Options shall terminate three months after the date Optionee’s employment terminates (but no later than the Expiration Date).

(d) Method of Exercising and Payment for Shares. The Options may be exercised by:

(i) Following the procedures for the exercise of Options as may be established from time to time by the Company or its designated agent (the “Procedures”). The Company will notify Optionee of the Procedures which will specify (1) any required notification, whether oral or written, to the Company or its designated agent; (2) the method for cash payment of the Option Price and any additional amounts to the Company or its designated agent; (3) if an Optionee elects to substitute Shares that an Optionee owns (valued at the Fair Market Value on the exercise date) for all or any portion of the cash payment, the method for delivery of such Shares to the Company or its designated agent; (4) if the Optionee exercises by means of a “cashless exercise,” any requirements related to such cashless exercise; and (5) any other requirements, including completion of any required tax or other forms, which must be completed prior to the exercise of the Options. The

Optionee may contact (a) the Human Resources Department at the Company’s West Creek office in Richmond, Virginia or (b) the Company’s designated agent to obtain a copy of the Procedures; or

(ii) Delivering written notice of exercise to the Human Resources Department at the Company’s West Creek office in Richmond, Virginia or to the Company’s designated agent. Such notice shall be accompanied by payment of the Option Price in full by cash (which shall include payment by check, bank draft or money order payable to the order of the Company). Optionee may by election substitute the delivery of Shares that Optionee owns (valued at their Fair Market Value on the date of exercise) that are duly endorsed for transfer for all or any portion of the cash payment, or Optionee may exercise the Options by means of a “cashless exercise” pursuant to which Option Shares may be issued directly to Optionee’s designated broker/dealer upon receipt by the Company of the Option Price in cash from such broker/dealer.

The exercise date will be, in the case of (i) above, the date upon which all of the Procedures have been completed by the Optionee, or such later date as agreed to by the Optionee and the Company or its designated agent, and in the case of (ii) above, the date that the written notice, together with any accompanying payment, is received by the Company.

3. Termination of Employment. If Optionee’s employment with the Company or any Subsidiary terminates for any reason, including for Cause, as defined herein, other than death, Disability, Retirement or a Change of Control, Optionee shall forfeit all rights under the Options except to the extent that the Options are already vested.

For the purposes of this Agreement, “Cause” shall be defined as the willful and continued failure by you to perform substantially your duties with the Company or any affiliated company (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to you by the Capital One Board of Directors (the “Board”), the Committee, or the Chief Executive Officer of the Company that specifically identifies the manner in which the Board, the Committee or the Chief Executive Officer of the Company believes that you have not substantially performed your duties, or the willful engaging by you in illegal conduct or gross misconduct that in either case is materially and demonstrably injurious to the Company.

For purposes of this Section 3, no act, or failure to act, on your part shall be considered “willful” unless it is done, or omitted to be done, by you in bad faith or without reasonable belief that your action or omission was in the best interests of the Company. Any act, or failure to act, based upon (A) authority given pursuant to a resolution duly adopted by the Board, or if the Company is not the ultimate parent corporation of the affiliated companies and is not publicly-traded, the board of directors of the ultimate parent of the Company (the “Applicable Board”), (B) the instructions of the Chief Executive Officer of the Company (unless you are the Chief Executive Officer at the time of any such instruction) or (C) the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interests of the Company. The cessation of your employment shall not be deemed to be for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Applicable Board (excluding you, if you are a member of the Applicable Board) at a meeting of the Applicable Board called and held for such purpose (after reasonable notice is provided to you and you are given an opportunity, together with your counsel, to be heard before the Applicable Board), finding that, in the good faith opinion of the Applicable Board, you are guilty of the conduct described in this Section 3, and specifying the particulars thereof in detail.

(a) Exercise following Death. Except as provided in subsection 3(c), if Optionee dies while employed by the Company or any Subsidiary or within three months following termination of employment, and before the exercise in full or expiration of the Options, Optionee’s estate, or the person or persons to whom the rights under the Options shall have passed by will or the laws of descent and distribution, may exercise the Options at any time within three years following Optionee’s death (but in any event prior to the Expiration Date).

(b) Exercise following Disability. In the event of termination of Optionee’s employment by the Company or any Subsidiary by reason of Disability approved by the Company before exercise in full or expiration of the Options, Optionee may exercise the Options at any time within three years following such termination of employment (but in any event prior to the Expiration Date).

(c) Exercise following Retirement. In the event of termination of Optionee’s employment by reason of Retirement before exercise in full or expiration of the Options, Optionee may exercise the Options at any time subsequent to vesting and before the Expiration Date. Notwithstanding the foregoing, in the event that the Optionee dies following Optionee’s termination of employment by reason of Retirement but prior to the Expiration Date, the Options shall immediately become fully exercisable (if not exercisable already), and Optionee’s estate or the person or persons to whom the rights under the Options shall have passed by will or the laws of descent and distribution, may exercise the Options at any time within three years following Optionee’s death (but in any event prior to the Expiration Date).

(d) Exercise following Change of Control. In the event of termination of Optionee’s employment upon, after or in anticipation of a Change of Control, provided that (i) the Optionee is a party to a change of control agreement, (ii) Optionee’s employment is terminated under the terms of such agreement and (iii) Optionee is entitled to benefits under such agreement, then any such fully vested Options outstanding as of the date of such termination shall remain outstanding and exercisable through the Expiration Date.

(e) Exercise following termination by the Company not for Cause. In the event of the involuntary termination of Optionee’s employment by the Company not for Cause, then any such fully vested Options outstanding as of the date of such termination shall remain outstanding and exercisable by the Optionee at any time within two years following Optionee’s termination of service (but in any event prior to the Expiration Date).

For purposes of this Section 3, it shall not be considered a termination of employment if Optionee is placed by the Company or any Subsidiary on military or sick leave or such other type of leave of absence that the Committee in its sole discretion considers as continuing the employment relationship intact. At the time of any exercise of any Options exercised pursuant to this Section 3, the Option Price shall be paid in full as provided in Section 2.

4. Modification and Waiver. Except as provided in the Plan with respect to determinations of the Board or the Committee and subject to the Board’s right to amend the Plan, neither this Agreement nor any provision hereof can be changed, modified, amended, discharged, terminated or waived orally or by any course of dealing or purported course of dealing, but only by an agreement in writing signed by you and Capital One; provided, that changes, modifications and amendments not detrimental to you may be made in writing signed only by Capital One. No such agreement shall extend to or affect any provision of this Agreement not expressly changed, modified, amended, discharged, terminated or waived or impair any right consequent on such a provision. The waiver of or failure to enforce any breach of this Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof.

5. Tax Obligations Upon Exercise of Options. The difference, on the date of exercise, between the Fair Market Value of the Option Shares purchased and the Option Price is compensation taxable to Optionee as ordinary income on the date of exercise and is subject to applicable federal, state and local taxes that the Company is obligated to withhold. The Company’s designated agent will automatically withhold upon exercise the number of Option Shares having a Fair Market Value equal to the minimum applicable withholding taxes, unless the Optionee makes other arrangements suitable to the Company for the payment of all applicable withholding taxes.

6. Governing Law. This Agreement shall be governed by federal law and, to the extent not preempted thereby, by the laws of the State of Delaware.

7. Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and the provisions of this Agreement, except terms otherwise defined herein, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof.

8. Bound by Plan. In consideration of the grant of the Options, Optionee agrees that he will comply with such conditions as the Committee may impose on the exercise of the Options and be bound by the terms of the Plan.

9. Employment Status. This Agreement does not constitute a contract of employment nor does it alter Optionee’s terminable at will status or otherwise guarantee future employment.

10. Binding Effect. This Agreement shall be binding upon, enforceable against, and inure to the benefit of Optionee, his legatees, distributees and personal representatives, and the Company and its successors and assigns.

11. Forfeiture Event. Optionee agrees to reimburse the Company with respect to the Options to the extent required by Section 304 of the Sarbanes-Oxley Act of 2002 or as otherwise required by law.

12. Clawback.

(a) In the event the Committee determines that you have willfully engaged in illegal conduct or gross misconduct that in either case is materially and demonstrably injurious to the Company, (1) all Options hereunder that vested during the Clawback Period and that you have not yet exercised shall immediately be forfeited and cancelled and (2) you shall deliver to the Company on the Forfeiture Delivery Date the Forfeiture Shares, each as defined below, if any.

For purposes of this Section 12(a):

(i) No act or failure to act on your part shall be considered “willful” unless it is done, or omitted to be done, by you in bad faith or without reasonable belief that your action or omission was in the best interests of the Company. Any act, or failure to act, based upon (A) authority given pursuant to a resolution duly adopted by the Applicable Board, (B) the instructions of the Chief Executive Officer of the Company (unless you are the Chief Executive Officer at the time of any such instruction) or (C) the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interests of the Company.

(ii) “Clawback Period” means the one-year period ending on the date the Committee makes the determination referenced in the first sentence of this Section 12(a).

(iii) “Forfeiture Shares” means (i) the number of Option Shares acquired by you during the Clawback Period and that are held by you as of the Forfeiture Delivery Date reduced by a number of shares of the common stock of the Company equal to (A) the aggregate Option Price for such Option Shares divided by (B) the Fair Market Value of such Option Shares on the date such Option Shares were acquired plus (ii) the pre-tax proceeds from sales or other transfers (including in connection with any “cashless exercise”), if any, of Option Shares that you acquired during the Clawback Period and that you have sold or otherwise transferred prior to the Forfeiture Delivery Date reduced by the aggregate Option Price for such Option Shares. The “pre-tax proceeds” for any Option Shares that were transferred by you in a transaction other than a sale on the New York Stock Exchange shall be the Fair Market Value of such Option Shares as of the date of such transaction. The “pre-tax proceeds” for any Option Shares that were withheld pursuant to Section 5 shall be the Fair Market Value of such Option Shares as of the date they were withheld

(iv) “Forfeiture Delivery Date” means the date that is 30 days after the Committee makes the determination referenced in the first sentence of this Section 12(a), or such earlier date upon which you deliver the Forfeiture Shares to the Company.

(b) It is your responsibility to ensure that the shares of common stock of the Company you deliver on a Forfeiture Delivery Date are Option Shares. In the absence of Company records or written documentation from your broker demonstrating this fact, you must deliver to the Company the Fair Market Value of any Forfeiture Shares as of the date that such Option Shares are transferred from your stock plan account or otherwise become indistinguishable from other shares of common stock of the Company that you may hold on the Forfeiture Delivery Date.

13. Mandatory Holding Requirement.

(a) You agree that with respect to the Applicable Holding Shares you may not transfer, sell, pledge, hypothecate or otherwise dispose of such Applicable Holding Shares until the Holding Date; provided that the requirements set forth in this Section 13 shall immediately lapse and be of no further force and effect upon your death, Disability or a Change of Control.

(b) For purposes of this Section 13:

(i) “Applicable Holding Shares” means 50% of the Option Shares acquired hereunder (not including any shares of common stock of the Company sold or retained by the Company to fund the payment of (i) the Option Price or (ii) any tax withholding obligation payable in connection with the acquisition of such Option Shares) during your term of employment with the Company and during the one-year period after termination of your employment for any reason; and

(ii) “Holding Date” means the first anniversary of the date of acquisition of any Applicable Holding Shares.

14. Performance-Based Adjustment.

(c) The number of Options vesting on any Scheduled Vesting Date shall be subject to reduction as follows:

(i) In the event that the Core Earnings of the Company for the Company’s fiscal year ended immediately prior to such Scheduled Vesting Date, as certified by the Committee, are not positive (i.e., Core Earnings are not greater than zero), the number of Options scheduled to vest on such Scheduled Vesting Date shall be reduced by 50%, rounding up to the nearest whole share; and

(ii) In the event that the Base ROA of the Company for the Company’s fiscal year ended immediately prior to such Scheduled Vesting Date, as certified by the Committee, is not better than or equal to negative two percent (-2%), all Options scheduled to vest on such Scheduled Vesting Date shall be forfeited, regardless the Core Earnings of the Company for such fiscal year.

(d) For purposes of this Section 14:

(i) “Core Earnings” means the Company’s net income available to common stockholders, excluding, on a tax-adjusted basis, the impact of (A) impairment or amortization of intangible assets, (B) the credit portion of other than temporary impairment of the securities portfolio, (C) the build or release of the allowance for loan and lease losses, calculated as the difference between the provision for loan and lease losses and charge-offs, net of recoveries, and (D) the change in the combined uncollectible finance charge and fee reserve;

(ii) “Base ROA” means the ratio, expressed as a percentage, of (A) the Company’s net income available to common stockholders, excluding, on a tax-adjusted basis, the impact of any impairment of intangible assets, to (B) the Company’s average total assets for the period; and

(iii) In the event of any change to U.S. generally accepted accounting principles affecting the treatment or classification of any component of Core Earnings or Base ROA, such metric shall be calculated in a manner consistent with the definitions herein to the extent practicable.

15. Miscellaneous.

(a) Your obligations under this Agreement shall survive any termination of your employment with the Company for any reason.

(b) You acknowledge that any of the Company’s rights or remedies under this Agreement shall be cumulative and in addition to whatever other remedies the Company may have under law or equity.

(c) You agree that any recovery by the Company under this Agreement will be a recovery of Options or Option Shares to which you were not entitled under this Agreement and is not to be construed in any manner as a penalty.

(d) The Company may, to the maximum extent permitted by applicable law, retain for itself funds or securities otherwise payable to you pursuant to this Agreement to satisfy any obligation or debt that you owe the Company, including any obligations hereunder. The Company may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with this Agreement.

The Company from time to time distributes and makes available to associates a disclosure document relating to the Plan. You may also contact the HR Help Center to obtain a copy of the Plan disclosure document and the Plan. You should carefully read the Plan disclosure document and the Plan. By accepting the benefits of these Options you acknowledge receipt of the Plan, and the Plan disclosure document and agree to be bound by the terms of these Options and the Plan.

IN WITNESS WHEREOF, CAPITAL ONE FINANCIAL CORPORATION has caused this Agreement to be signed on its behalf.

CAPITAL ONE FINANCIAL CORPORATION

By:

Jory Berson
Chief Human Resources Officer